                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM N-1A


                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                            REGISTRATION NO. 33-87494

                         POST-EFFECTIVE AMENDMENT NO. 5

                                       and

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                            REGISTRATION NO. 811-8906

                                 AMENDMENT NO. 6


                              THE LAKE FOREST FUNDS

                              One Westminster Place
                           Lake Forest, IL 60045-1821
                                  847-295-5700

                               Agent for Service:

                                  Sheldon Stein
                              D'Ancona & Pflaum LLC
                         111 E. Wacker Drive, Suite 2800
                          Chicago, Illinois 60601-4205
                                 (312) 602-2014


         It is proposed that this filing will become effective:

                  Immediately upon filing pursuant to paragraph (b)
         ----
                  on (date), pursuant to paragraph (b)
         ----
                  60 days after filing pursuant to paragraph (a)
         ----
           X      on April 21, 1999 pursuant to paragraph (a) of Rule 485
         ----

               THE LAKE FOREST FUNDS (formerly Lake Forest Trust)
                             CROSS REFERENCE SHEET
                                   FORM N-1A


ITEM                               SECTION IN PROSPECTUS
----                               ---------------------

1 .......Cover Page; Back Cover

2 .......Lake Forest Core Equity Fund An Overview; Lake Forest Money Market Fund
         an Overview; Past Performance

3 .......Fees and Expenses of the Funds; Annual Operating Expenses

4 .......The Funds In-depth, Investment Objectives and Strategies, Management of the Funds, Investment Policies and Techniques and Risk Considerations,
         General Information

5 .......Not Applicable

6 .......Dividends and Distribution, Taxes, Management of the Funds, General
         Information

7 .......Cover Page, How to Invest in Each Fund, Exchange Privilege, Share Price
         Calculation, Management of the Funds; How to Redeem Shares

8 .......Not Applicable

9 .......Financial Highlights


                                   SECTION IN STATEMENT OF
ITEM                               ADDITIONAL INFORMATION
----                               -----------------------

10 ......Cover Page; Table of Contents

11 ......Description of the Trust

12 ......Additional Information About Fund Investments and Risk Considerations,
         Investment Limitations

13 ......The Management Agreement, Trustees and Officers, Trustee Compensation

14 ......Description of the Trust

15 ......The Management Agreement, Custodian, Transfer Agent, Accountants

16 ......Portfolio Transactions and Brokerage

17 ......Description of the Trust

18 ......Included in Prospectus

19 ......Included in the Prospectus

20 ......None

21 ......Determination of Share Price; Investment Performance

                                LAKE FOREST FUNDS



                              NO-LOAD MUTUAL FUNDS





                          LAKE FOREST CORE EQUITY FUND


                          LAKE FOREST MONEY MARKET FUND



                             PROSPECTUS JULY 1, 1999


















The Securities and Exchange Commission has not approved or disapproved of these securities nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS


LAKE FOREST CORE EQUITY FUND--AN OVERVIEW                                1
LAKE FOREST MONEY MARKET FUND--AN OVERVIEW                               2
PAST PERFORMANCE                                                         3
FEES AND EXPENSES OF THE FUNDS                                           5
THE FUNDS--IN DEPTH                                                      6
INVESTMENT OBJECTIVES AND STRATEGIES                                     6
INVESTMENT POLICIES AND TECHNIQUES AND RISK CONSIDERATIONS               7
FINANCIAL HIGHLIGHTS                                                     10
GENERAL INFORMATION                                                      12
HOW TO INVEST IN EACH FUND                                               12
EXCHANGE PRIVILEGE                                                       14
HOW TO REDEEM SHARES                                                     15
SHARE PRICE CALCULATION                                                  16
DIVIDENDS AND DISTRIBUTIONS                                              17
TAXES                                                                    17
MANAGEMENT OF THE FUNDS                                                  18
PERFORMANCE INFORMATION                                                  19

                              THE LAKE FOREST FUNDS

The Lake Forest Funds is a family of two no-load mutual funds that offers you different investment opportunities. The Funds and their specific investment objectives are listed below.

                              NO-LOAD MUTUAL FUNDS

         The Lake Forest Funds are true "no-load" investments, which means that there are no sales charges, commissions or Rule 12b-1 fees.



                    LAKE FOREST CORE EQUITY FUND--AN OVERVIEW

Investment Objective and Principal Investment Strategy

         The investment objective of the Lake Forest Core Equity Fund (the "Equity Fund") is to provide long term capital appreciation together with current income. The Core Equity Fund seeks to achieve this investment objective by investing primarily in a broad range of equity securities of large, established companies (those with a market capitalization above $1 billion) which its Adviser, Boberski & Company, believes have above average prospects for appreciation. The Fund will also invest in dividend paying stocks in order to generate a combination of current income and long term capital appreciation.

Principal Risks

         Although the Adviser makes every effort to achieve the Equity Fund's investment objective, you may lose money if you buy its shares. The following are the principal risks associated with an investment in the Fund:

o Market risk. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the issuer of stock.

o Company risk: The price of a common stock varies with the success and failure of its issuer. As a result, the success of the companies in which the Fund invests largely determines the Fund's performance.

o Interest rate risk: The value of fixed income securities, which the Fund purchases decline because of an increase in interest rates.

o Credit risk. The value of fixed income securities which the Fund purchases may decline if the issuer of the security experiences difficulty in making timely interest and principal payments.

                   LAKE FOREST MONEY MARKET FUND--AN OVERVIEW

Investment Objective and Principal Investment Strategy

         The investment objective of the Lake Forest Money Market Fund is to provide the highest level of current income consistent with liquidity and security of principal. The Fund is a U.S. government money market fund designed for the short-term cash balances of corporations, institutions and individuals. It invests exclusively in U.S. government obligations and repurchase agreements fully collateralized by U.S. government obligations.

Principal Risks

         Because the Lake Forest Money Market Fund invests exclusively in short-term U.S. Government Securities, it incurs a minimum of interest rate and credit risk. However, there is also some risk that the issuer of a security held by the Fund will fail to make a payment when it is due. The primary risk of investing in the Fund is that the dividends which it pays to investors are not stable. When interest rates increase, the Fund's dividends should increase. When interest rates decrease the Fund's dividends should decrease.


-------------------------------------------------------------------------------

         Shares of the Funds are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank, and are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other government agency, entity, or person. Purchasing shares of the Funds involves investment risks, including the possible loss of principal. Moreover, there can be no assurance that the Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

-------------------------------------------------------------------------------

                                PAST PERFORMANCE

         The bar charts and the tables below provide an indication of the risks of investing in the Equity Fund and Money Market Fund by showing the changes in each Fund's performance for each year since the Funds' inception and by presenting each Fund's average annual returns for the one, three and since inception periods. For the Equity Fund, the table compares its performance to that of the S&P 500(R), a widely recognized unmanaged index of stock performance. How the Funds have performed in the past is not necessarily an indication of how the Funds will perform in the future.

LAKE FOREST CORE EQUITY FUND

Year-by-Year Total Returns for each full calendar year since 1996


                                    [GRAPH]

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ending December 31, 1998)

------------------------------- ---------------------------- ---------------------------- ----------------------------
                                PAST ONE YEAR                PAST THREE YEARS             LIFE OF FUND
------------------------------- ---------------------------- ---------------------------- ----------------------------
LAKE FOREST CORE EQUITY FUND
------------------------------- ---------------------------- ---------------------------- ----------------------------
S&P 500
------------------------------- ---------------------------- ---------------------------- ----------------------------

LAKE FOREST MONEY MARKET FUND

Year-by-Year Total Returns for each full calendar year since 1996

The above chart does not reflect a fee waiver. The Money Market Fund's returns without the fee waiver for 1996, 1997 and 1998 calendar years would have been 4.90%, 5.07% and 5.00%, respectively.



                                    [GRAPH]

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ending December 31, 1998)

------------------------------- ---------------------------- ---------------------------- ----------------------------
                                PAST ONE YEAR                PAST THREE YEARS             LIFE OF FUND
------------------------------- ---------------------------- ---------------------------- ----------------------------
LAKE FOREST MONEY MARKET FUND
------------------------------- ---------------------------- ---------------------------- ----------------------------


Lake Forest Money Market Fund 7-Day SEC Yield
(as of              )

                         FEES AND EXPENSES OF THE FUNDS

         The tables below describe the fees and expenses the Funds pay and that you bear indirectly if you buy and hold shares in the Equity Fund or Money Market Fund. Both Funds are true "no-load" funds. You do not pay a sales charge when you buy or sell shares and you are not charged a 12b-1 distribution fee.

----------------------------------- ------------------------------------- ----------------------------------------------
                                    Lake Forest Core Equity Fund          Lake Forest Money Market Fund
----------------------------------- ------------------------------------- ----------------------------------------------
Maximum Sales Charge (Load)         None                                  None
Imposed on Purchases

----------------------------------- ------------------------------------- ----------------------------------------------
Maximum Deferred sales Charge       None                                  None
(Load)
----------------------------------- ------------------------------------- ----------------------------------------------
Maximum Sales Charge (Load) you     None                                  None
Pay on Reinvested Dividends
----------------------------------- ------------------------------------- ----------------------------------------------
Redemption Fees                     None*                                 None*
----------------------------------- ------------------------------------- ----------------------------------------------
Exchange Fees**                     $5.00                                 $5.00
----------------------------------- ------------------------------------- ----------------------------------------------
Wire Transfer Fees**                $15.00                                $15.00
----------------------------------- ------------------------------------- ----------------------------------------------

         *You will be charged by the Fund a redemption fee of 0.10% of the net asset value of shares held less than 30 days.

         **These fees are charged to shareholders by the Custodian and/or Transfer Agent. The fees reflected above are based on current fee schedules and may change at any time.

         In addition, shareholders who maintain balances below the required minimum balance may be subject to a $5.00 charge per month that the account is below the required minimum.

         These fees may be waived at anytime. However, such waivers are voluntary and shall not be deemed as an obligation to continue to waive the fees in the future.


ANNUAL FUND OPERATING EXPENSES FOR THE FISCAL YEAR ENDED FEBRUARY 28, 1999 (Expenses that are deducted from Fund assets)

---------------------------------- --------------------------------------- -------------------------------------------
                                   Lake Forest Core  Equity Fund           Lake Forest Money Market Fund
---------------------------------- --------------------------------------- -------------------------------------------
Management Fee                     1.25%                                   0.5%*
---------------------------------- --------------------------------------- -------------------------------------------
Distribution (12b-1) fees          None                                    None
---------------------------------- --------------------------------------- -------------------------------------------
Other Expenses**                   None                                    None
---------------------------------- --------------------------------------- -------------------------------------------
Total Fund Operating Expenses      1.25%                                   0.50%
---------------------------------- --------------------------------------- -------------------------------------------

         *The Adviser has waived the Management Fee over 0.125% for the Money Market Fund for an indeterminate period of time.

         **Pursuant to the Management Agreement, the Adviser pays all of each Fund's operating expenses except interest, taxes, brokerage commissions and extraordinary expenses.

                            Cost Comparison Examples

         The examples below illustrate the expenses you would incur on a $10,000 investment in the Equity Fund or Money Market Fund based on each Fund's current level of expenses. The examples assume that each Fund earned an annual return of 5% over the periods shown and you redeem your shares at the end of each time period.

----------------------------- ------------------ ----------------------- ---------------------- ----------------------
                              1 year             3 year                  5 years                10 years
----------------------------- ------------------ ----------------------- ---------------------- ----------------------
Lake Forest Core Equity Fund
----------------------------- ------------------ ----------------------- ---------------------- ----------------------
Lake Forest Market Money
Fund
----------------------------- ------------------ ----------------------- ---------------------- ----------------------


         These examples are hypothetical and are included for the purpose of comparing the Funds' expenses with other mutual funds. They do not represent estimates of futures expenses or returns, either of may be greater or less than the amounts shown.


                               THE FUNDS--IN DEPTH

         Lake Forest Core Equity Fund and Lake Forest Money Market Fund (collectively the "Funds") are series of The Lake Forest Funds (the "Trust") organized as an Ohio business trust on November 23, 1994. The Trust is an open-end investment company which commenced operations on March 1, 1995. The investment adviser to the Funds is Boberski & Company (the "Adviser").

                      INVESTMENT OBJECTIVES AND STRATEGIES

         The descriptions that follow are designed to help you choose the Fund that best fits your investment objectives. You may want to pursue more than one objective by investing in more than one Fund.

                          LAKE FOREST CORE EQUITY FUND

         The investment objective of the Lake Forest Core Equity Fund is to provide long term capital appreciation together with current income. The Fund seeks to achieve this objective by investing primarily in a broad range of equity securities of large, established companies (those with a market capitalization above $1 billion) which the Adviser believes have above average prospects for appreciation, based on certain fundamental and technical standards of selection. The Fund also will invest in dividend paying stocks for current income as well as long term capital appreciation.

         The Fund is intended to be a core equity portfolio designed for investors with a long-term wealth building horizon and is particularly suitable for retirement and educational funds. The Adviser seeks to limit investment risk by diversifying the Fund's investments across a broad range of industries and companies, and by investing primarily in larger companies with a history of attractive dividend yields, low price-earnings ratios and strong cash flows. The Adviser will particularly seek large, well-capitalized companies which the Adviser believes to have the potential to compete in the global marketplace. While the Fund ordinarily will invest in common stocks of established U.S. companies, it may invest in foreign companies through the purchase of American Depository Receipts.

         Under normal circumstances, at least 65% of the total assets of the Fund will be invested in equity securities. The Adviser generally intends to stay fully invested (subject to liquidity requirements and defensive purposes) in common stock and common stock equivalents (such as rights, warrants and securities convertible into common stocks) regardless of the movement of stock prices. However, the Fund may invest in preferred stocks, bonds, corporate debt and U.S. government obligations when the Adviser believes that these securities offer opportunities to further the Fund's investment objective. The Fund normally will invest primarily in common stocks of established companies that have a record of at least three years continuous operation, and whose securities, in the opinion of the Adviser, enjoy marketability.

         For temporary defensive purposes, the Fund may hold all or a portion of its assets in money market instruments, securities of money market registered investment companies or repurchase agreements collateralized by U.S. government obligations. The Fund may also make such investments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

                          LAKE FOREST MONEY MARKET FUND

         The investment objective of the Lake Forest Money Market Fund is to provide the highest level of current income consistent with liquidity and security of principal. The Fund is a U.S. government money market fund designed for the investment of short-term cash reserves, and the Adviser believes it is appropriate for corporations, pension and profit sharing plans, and other institutional and individual investors.

         In seeking its objective, the Fund will invest exclusively in obligations issued or guaranteed as to principal and interest by the United States government, its agencies or instrumentalities ("U.S. government securities") as well as repurchase agreements involving these securities. The Fund seeks to maintain a stable net asset value of $1.00 per share pursuant to a rule of the Securities and Exchange Commission, which requires that the Fund's portfolio meet certain maturity, quality and diversification standards. See "Share Price Calculation".

         To the extent that it is feasible to do so, the Adviser intends to invest in U.S. government securities which are, by federal statute, exempt from state and local taxes. Such securities are subject to federal taxation. However, the Fund shall not be fully invested in securities that are exempt from state and local taxes. Shareholders should consult their own tax advisors regarding the tax ramifications of an investment in the Money Market Fund.

      PRINCIPAL INVESTMENT POLICIES AND TECHNIQUES AND RISK CONSIDERATIONS

         As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, neither Fund can give any assurance that its investment objective will be achieved. Current yields or rates of total return quoted by a Fund may be higher or lower than past quotations, and there can be no assurance that any current yield or rate of total return will be maintained.

         This section contains general information about various types of securities and investment techniques. Each Fund may invest in any security or employ any investment technique described in this section unless specifically noted otherwise.

EQUITY SECURITIES

         Under normal conditions, the Equity Fund will invest at least 65% of its total assets in equity securities. Equity securities consist of common stock, preferred stock and common stock equivalents (such as convertible preferred stock, convertible debentures, rights and warrants) and investment companies which invest primarily in the above.

         Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. The Adviser intends to invest only in convertible debentures rated A or higher by Standard & Poor's Corporation ("S&P") or by Moody's Investors Services, Inc. ("Moody's"). Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a shorter duration and are distributed by the issuer to its shareholders. The Fund may not invest more than 5% of its net assets at the time of purchase in rights and warrants.

         Equity securities include common stocks and common stock equivalents of domestic real estate investment trusts and other companies which operate as real estate corporations or which have a significant portion of their assets in real estate. Neither Fund will acquire any direct ownership of real estate.

         The Equity Fund may invest in foreign equity securities through the purchase of American Depository Receipts. American Depository Receipts are certificates of ownership issued by an U.S. bank as a convenience to the investors in lieu of the underlying shares which it holds in custody. To the extent that the Equity Fund does invest in foreign securities, such investments may be subject to special risks, such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administrations or economic and monetary policies of foreign governments.

         U.S. GOVERNMENT SECURITIES--Each Fund may invest in U.S. government securities. U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (FHLMC), are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

INVESTMENT TECHNIQUES

         REPURCHASE AGREEMENTS--A repurchase agreement is a short-term investment in which the purchaser (i.e., a Fund) acquires ownership of a U.S. Government security (which may be of any maturity) and the seller agrees to repurchase the security at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value ("counter-party credit risk"). However, both Funds intend to enter into repurchase agreements only with Firstar Bank, N.A. (the Trust's Custodian), other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser (subject to review by the Board of Trustees) to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which a Fund engages in repurchase transactions, and a Fund will not invest more than 5% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days. The Funds seek to avoid counter-party credit risk by purchasing their securities outright whenever possible.

         OTHER INVESTMENTS

         Subject to applicable restrictions under the Investment Company Act of 1940, (i) each Fund is permitted to invest in other no-load investment companies at any time, but neither Fund will invest in the other Fund, and (ii) each Fund may engage in short sales if, at the time of the short sale, the Fund owns or has the right to obtain an equal amount of the security being sold short at no additional cost.

                              FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Funds' financial performance for during the Funds' history. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by McCurdy & Associates CPA's, Inc., the Funds' independent certified accountants, whose report, along with the Funds' financial statements, are included in the Annual Report, which is available upon request.



                          LAKE FOREST CORE EQUITY FUND
                              FINANCIAL HIGHLIGHTS


                                                            FOR THE YEAR        FOR THE YEAR       FOR THE YEAR      FOR THE YEAR
                                                               ENDED               ENDED          ENDED FEBRUARY    ENDED FEBRUARY
                                                         FEBRUARY 28, 1999   FEBRUARY 28, 1998       28, 1997          29, 1996
                                                         -----------------   -----------------    ---------------   --------------
Net asset value - beginning of period ...................                       $     20.04          $   17.34         $   15.00

Income from investment operations
Net investment income ...................................                              0.31               0.39              0.56
Net realized gain on investments ........................                              5.83               3.07              2.13
                                                                                -----------          ---------         ---------

Total from investment operations ........................                              6.14               3.46              2.69

Less distributions
Dividends from net investment income ....................                             (0.29)             (0.37)            (0.15)
Dividends from capital gains ............................                              0.00              (0.39)            (0.20)
                                                                                -----------          ---------         ---------

Net asset value - end of period .........................                       $     25.89          $   20.04         $   17.34
                                                                                ===========          =========         =========

Total Return ............................................                             30.87%             20.65%            18.59%

Ratios/supplemental data
Net assets, end of period (in 000's) ....................                             7,890              2,592             1,016
Ratio of expenses to average net assets .................                              1.19%              1.00%             0.45%
Ratio of net investment income to average net assets ....                              1.32%              2.10%             3.89%
Portfolio turnover rate .................................                              0.00%                 0            129.77%
Average commission rate per share .......................                       $    0.1125          $    0.13

                          LAKE FOREST MONEY MARKET FUND
                              FINANCIAL HIGHLIGHTS

                                                       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR     FOR THE YEAR
                                                           ENDED              ENDED         ENDED FEBRUARY   ENDED FEBRUARY
                                                     FEBRUARY 28, 1999  FEBRUARY 28, 1998      28, 1997         29, 1996
                                                     -----------------  -----------------   -------------    -------------
Net asset value - beginning of period .................                 $     1.00          $     1.00       $     1.00

Income from investment operations
Net investment income .................................                       0.05                0.05             0.06
Net realized gain on investments ......................                       0.00                0.00             0.00
                                                                        ----------          ----------       ----------

Total from investment operations ......................                       0.05                0.05             0.06

Less distributions
Dividends from net investment income ..................                      (0.05)              (0.05)           (0.06)
Dividends from capital gains ..........................                       0.00                0.00             0.00
                                                                        ----------          ----------       ----------

Net asset value - end of period .......................                 $     1.00          $     1.00       $     1.00
                                                                        ==========          ==========       ==========

Total Return ..........................................                       5.51%               5.13%            5.50%

Ratios/supplemental data
Net assets, end of period (in 000's) ..................                      5,332               3,016            1,787
Ratio of expenses to average net assets ...............                      0.125%              0.125%            0.08%
Ratio of net investment income to average net assets ..                       5.38%               5.13%            5.50%
Portfolio turnover rate ...............................                       0.00%               0.00%            0.00%

                               GENERAL INFORMATION

         FUNDAMENTAL POLICIES. The investment limitations set forth in the Statement of Additional Information as fundamental policies may not be changed without the affirmative vote of the majority of the outstanding shares of the applicable Fund. The investment objective of each Fund and all policies not specified as fundamental may be changed by the Board of Trustees without the affirmative vote of a majority of the outstanding shares of the Fund. Any change in objective may result in the Fund having an investment objective different from the objective which the shareholders considered appropriate at the time of investment in the Fund. Except for the limitations on borrowing, percentage restrictions apply as of the time of an investment and without regard to later increases or decreases in the value of securities or total net assets.

         PORTFOLIO TURNOVER. Neither Fund intends to purchase or sell securities for short term trading purposes. Each Fund will, however, sell any portfolio security (without regard to the length of time it has been held) when the Adviser believes that market conditions, creditworthiness factors or general economic conditions warrant such action.

         SHAREHOLDER RIGHTS. Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of a Fund have equal voting rights and liquidation rights.

                           HOW TO INVEST IN EACH FUND

         Subject to a minimum initial investment of $2,500 for each Fund ($1,000 for tax sheltered accounts such as IRAs, MSAs and similar accounts) and minimum subsequent investments of $500, you may invest any amount you choose, as often as you want, in either Fund. You may diversify your investments by choosing a combination of the Funds for your investment program.

INITIAL PURCHASE

         BY MAIL--You may purchase shares of each Fund by completing and signing the investment application form which accompanies this Prospectus and mailing it, in proper form, together with a check (subject to the above minimum amounts) made payable to The Lake Forest Funds, and sent to the Custodian at:

                                The Lake Forest Funds
                                c/o Firstar Bank, N.A.
                                P.O. Box 640244
                                Cincinnati, Ohio 45264-0244

Please identify the Fund(s) in which you wish to invest.

         Your purchase of shares of the Lake Forest Core Equity Fund will be effected at the next share price calculated after receipt of your investment. Your order for shares of the Lake Forest Money Market Fund will not be complete until the Fund has received federal funds. If a check for purchase of shares is not drawn on federal funds, shares will be purchased at the next share price calculated after the check is converted into federal funds (normally two days or less).

         BY WIRE--You may also purchase shares of each Fund by wiring federal funds from your bank, which may charge you a fee for doing so. If money is to be wired, you must call American Data Services, Inc., the Funds' Transfer Agent, at
(800) 592-7722 and provide the following information:

FOR THE LAKE FOREST CORE EQUITY FUND:                FOR THE LAKE FOREST MONEY MARKET FUND:
Firstar Bank, N.A., CINTI/TRUST                      Firstar Bank, N.A.  CINTI/TRUST
ABA #0420-0001-3                                     ABA #0420-0001-3
Attn: Lake Forest Core Equity Fund                   Attn: Lake Forest Money Market Fund
DDA # 483609095                                      DDA # 483609129
Account Name                                         Account Name
          (write in shareholder name)                        (write in shareholder name)

Shareholder Account #                                Shareholder Account #
          (write in account #)                               (write in account #)

         You are required to mail a signed application to the Transfer Agent at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Funds and the Custodian and Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Funds. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Funds or the Transfer Agent. The Transfer Agent or the Custodian may charge you a fee for wire transfers. Currently that fee is a total of $15.00. Any charges for wire transfers will be deducted from your Fund account by redemption of shares. Your bank may also charge you a fee for this service.

ADDITIONAL INVESTMENTS

         You may purchase additional shares of either Fund at any time (minimum of $500) by mail or wire. Each additional purchase request must contain your name, the name of your account(s), your account number(s), and the Fund(s) in which you wish to invest. Checks should be made payable to The Lake Forest Funds and should be sent to the Custodian's address. A bank wire should be sent as outlined above.

AUTOMATIC INVESTMENT OPTION

         You may arrange to make additional investments ($100 minimum) automatically on a monthly or bi-monthly basis by transfers from your checking account. You must complete the Optional Automatic Investment Plan section of the investment application and provide the Trust with a voided check to institute this option. You may terminate this automatic investment program at any time, and the Fund may modify or terminate the plan at any time.

TAX SHELTERED PLANS

         Since the Funds are oriented to longer term investments, shares of the Funds may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); Medical Savings Accounts
(MSAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Transfer Agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Consultation with an attorney or tax adviser regarding these plans is advisable. Custodial fees for tax sheltered accounts will be paid by the shareholder by redemption of sufficient shares of the Fund from the account unless the fees are paid directly to the custodian. You can obtain information about the custodial fees from the Transfer Agent.

OTHER PURCHASE INFORMATION

         Dividends begin to accrue after you become a shareholder. The Funds do not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's Transfer Agent for the account of the shareholder. The Funds reserve the right to limit the amount of purchases and to refuse to sell to any person. If your check or wire does not clear, you will be charged $20.00 and will be responsible for any loss incurred. If you are already a shareholder, the Fund can redeem shares from any identically registered account in either Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in either Fund.

                               EXCHANGE PRIVILEGE

         As a shareholder in any Fund, you may exchange shares valued at $1,000 or more for shares of any other Fund in the Trust. An exchange may be made by written request signed by all registered owners of the account mailed to the Transfer Agent. Exchanges may also be requested by calling the Transfer Agent if you have completed the Optional Telephone Redemption and Exchange section of the investment application (see "How to Redeem Shares -- By Telephone" for information about liability for losses due to unauthorized or fraudulent instructions). Requests for exchanges received prior to close of trading on the New York Stock Exchange (currently 4:00 p.m. New York Time) will be processed at the next determined net asset value as of the close of business on the same day. You will be charged a fee by the Transfer Agent for each exchange. Currently such fees are $5.00 per exchange per account.

         An exchange is made by redeeming shares of one Fund and using the proceeds to buy shares of another Fund, with the net asset value for the redemption and the purchase calculated on the same day. See "How To Redeem Shares." An exchange results in a sale of shares for federal income tax purposes. If you make use of the exchange privilege, you may realize either a long term or short-term capital gain or loss on the shares redeemed.

         Before making an exchange, you should consider the investment objective of the Fund to be purchased. If your exchange creates a new account, you must satisfy the requirements of the Fund in which shares are being purchased. You may make an exchange to a new account or an existing account; however, the account ownerships must be identical. Exchanges may be made only in states where an exchange may legally be made. The Funds reserve the right to terminate or modify the exchange privilege in the future upon 60 days prior notice to the shareholders. If your account is subject to backup withholding, you may not use the exchange privilege.

         Because excessive trading can hurt the Funds' performance and shareholders, the Funds also reserve the right to temporarily or permanently terminate, with or without advance notice, the exchange privilege of any investor who makes excessive use of the exchange privilege (e.g. more than five exchanges per calendar year). Your exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges with a "market timer" strategy may be disruptive to the Funds.

                              HOW TO REDEEM SHARES

         BY MAIL--You may redeem any part of your account in either Fund by mail. All redemptions will be made at the net asset value determined after the redemption request has been received by the Transfer Agent in proper order. The proceeds of the redemption may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. You will be charged a redemption fee of 0.10% of the net asset value of shares held less than 30 days.

Your request should be addressed to:

                                           The Lake Forest Funds
                                           c/o American Data Services, Inc.
                                           150 Motor Parkway #109
                                           Hauppauge, New York 11788-5108

         "Proper order" means your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. For all redemptions, the Funds require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of a Fund or the Transfer Agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

         BY TELEPHONE--You may request a redemption of your shares in either Fund by calling the Transfer Agent and requesting that proceeds be mailed to you or wired to your bank or brokerage firm. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The redemption will be effected at the next determined share price. The proceeds will then be made payable to the registered shareholder and mailed to the address registered on the account, or wired to your bank or brokerage firm, as authorized by you on your application. The Transfer Agent and the Custodian may charge you a fee for wire transfers. Currently that fee is a total of $15.00. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares.

         The Funds, the Adviser, the Transfer Agent and the Custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed will include recording telephone instructions and requiring a form of personal identification from the caller. The telephone redemption and exchange procedures may be terminated at any time by the Funds or the Transfer Agent. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the Transfer Agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Funds by telephone, you may request a redemption or exchange by mail or facsimile.

         BY SYSTEMATIC WITHDRAWAL PLAN--As another convenience, the Funds offer a Systematic Withdrawal Program whereby shareholders may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter. A shareholder's account must have Fund shares with a value of at least $10,000 in order to start a Systematic Withdrawal Program, and the minimum amount that may be withdrawn each month or quarter under the Systematic Withdrawal Program is $100. This

Program may be terminated by a shareholder or the Funds at any time without charge or penalty and will become effective five business days following receipt of your instructions. Shares will be sold within 3 business days before month-end. A withdrawal under the Systematic Withdrawal Program involves a redemption of shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to the shareholder's account, the account ultimately may be depleted.

         ADDITIONAL INFORMATION--If you are not certain of the requirements for a redemption please call the Transfer Agent at (800) 592-7722. The Funds charge an account closing fee of $15.00. Redemptions specifying a certain date or share price cannot be accepted and will be returned. We will mail or wire you the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check (other than exchanges into the other Fund) will be made only after the check has been collected, which normally may take up to fifteen days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend redemptions or postpone payment dates.

         Because the Funds incur certain fixed costs in maintaining shareholder accounts, each Fund reserves the right to require any shareholder to redeem all of his or her shares in the Fund on 30 days' written notice from the date the value of his or her shares in the Fund is less than $2,500, or such other minimum amount as the Fund may determine from time to time. A fee of $5.00 per month may be charged to accounts (except IRAs and Medical Savings Accounts) that, due to shareholder redemptions, fall below $2,500. Such fee will be paid to the Adviser. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. A shareholder may increase the value of his or her shares in the Fund to the minimum amount within the 30-day period. Each share of each Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Trust or any Fund of the Trust.

                             SHARE PRICE CALCULATION

         The share price (net asset value) of the Equity Fund is calculated once daily, as of the close of trading on the New York Stock Exchange (4:00 p.m., New York Time), on any day when the New York Stock Exchange and the Custodian are open for business. The net asset value of shares of the Money Market Fund is calculated twice daily as of 12:00 p.m. and 4:00 p.m., New York Time, on any day when the New York Stock Exchange and the Custodian are open for business. The price of the shares of a Fund will also be calculated on other days if there is sufficient trading in the Fund's portfolio securities that its net asset value might be materially affected. The net asset value per share of each Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. For the Money Market Fund, this is known as the penny- rounding method of pricing.

         Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when it is determined that the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by a pricing committee, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

         Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by a pricing committee, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued (except for the Money Market Fund) by using the amortized cost method of valuation, which the Board has determined will represent fair value.

         The Money Market Fund seeks to maintain a stable net asset value of $1.00 per share pursuant to Rule 2a-7 under the Investment Company Act of 1940. In accordance with Rule 2a-7, the Fund will maintain a dollar-weighted average portfolio of 90 days or less, purchase only instruments having remaining maturities of 397 days or less (except for U.S. Government securities, which may have remaining maturities of 762 days or less) and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Board of Trustees to present minimal credit risks.

                           DIVIDENDS AND DISTRIBUTIONS

         Each Fund intends to distribute substantially all of its net investment income as dividends to its shareholders. The Equity Fund intends to declare and pay dividends on a quarterly basis, and the Money Market Fund intends to declare dividends daily and pay them monthly. Each Fund intends to distribute its net long-term capital gains at least once a year and its net short-term capital gains at least once a year. Income dividends and capital gain distributions are automatically reinvested in additional shares at the net asset value per share on the distribution date. An election to receive a cash payment of dividends and/or capital gain distributions may be made in the application to purchase shares or by separate written notice to the Transfer Agent. Shareholders will receive a confirmation statement reflecting the payment and reinvestment of dividends and summarizing all other transactions. If cash payment is requested, a check normally will be mailed within five business days after the payable date. If you withdraw your entire account, all dividends accrued to the time of withdrawal, including the day of withdrawal, will be paid at that time. You may elect to have distributions on shares held in IRAs and 403(b) plans paid in cash only if you are 59 1/2 years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.

                                      TAXES

         This section is not intended to be a full discussion of all the aspects of the federal income tax law and its effects on shareholders. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes, the tax effect of distributions and withdrawals from the Fund and the use of the Exchange Privilege.

         Each Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, a Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

         For federal income tax purposes, each Fund is treated as a separate entity for the purpose of computing taxable net income and net realized capital gains and losses. Dividends paid by each Fund from ordinary income and short-term capital gains are taxable to shareholders as ordinary income, but may be eligible in part for the dividends received deduction for corporations. Any distributions designated as being made from net realized long term capital gains are taxable to shareholders as long term capital gains regardless of the holding period of the shareholder. Distributions are taxable whether received in cash or reinvested in additional shares.

         A dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend, and although in effect a return of capital, such dividend will be taxable to the shareholder. If a shareholder realizes a loss on the sale or exchange of any shares held for six months or less and if the shareholder received a capital gain distribution during such six-month period, then the loss is treated as a long-term capital loss to the extent of the capital gain distribution.

         Each Fund will mail to each shareholder after the close of the calendar year a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions may also be subject to state and local taxes.

         If for any reason you don't provide the Funds with your correct Social Security or Tax I.D. number (or certify that you are not subject to backup withholding), the Funds are required by the Code to withhold 31% of taxable dividends and proceeds of certain exchanges and redemptions.

                             MANAGEMENT OF THE FUNDS

         Each Fund is a diversified series of The Lake Forest Funds, an open-end management investment company organized as an Ohio business trust on November 23, 1994. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services. It retains the Adviser, Boberski & Company, One Westminster Place, Lake Forest, Illinois 60045 to manage the Trust's investments and its business affairs. The Adviser is an Illinois-based company of which Irving V. Boberski is the controlling shareholder. Mr. Boberski is responsible for the day-to-day management of the portfolio of each Fund. He is the President, Chief Financial Officer, Treasurer and a Trustee of the Trust, and President, Treasurer, and a Director of the Adviser. The Adviser, founded by Mr. Boberski in 1966, also provides investment advice to individuals and institutions.

         The Adviser is paid a monthly fee for its services to the Equity Fund at an annual rate of 1.25% of the Equity Fund's average daily net assets. For its services to the Money Market Fund, the Adviser is authorized to receive a monthly fee at an annual rate of 0.50% of the Money Market Fund's average daily net assets. Currently, the Adviser voluntarily waives the fee for the Money Market Fund over 0.125%. There is no agreement to continue this reduction for any particular period of time. The Adviser pays all of the expenses of each Fund except brokerage, taxes, interest and extraordinary expenses. The Adviser will also receive any fee charged to shareholders whose accounts have fallen below $2,500 due to shareholder redemptions. The Adviser may waive all or a part of its fee, at any time, at its sole discretion, but such action shall not obligate the Adviser to waive fees at any time. Subject to its obligation to seek the best qualitative execution, the Adviser may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. The Adviser (not the Funds) may pay fees to certain persons based on investments made and maintained by investors such persons have referred to the Funds. The Adviser (not the Funds) also may pay certain financial institutions (which may include banks, securities dealers and other industry professionals) a "servicing fee" for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

         American Data Services, Inc., 150 Motor Parkway #109, Hauppauge, New York 11788-5108 serves as the Funds' Administrator. The Administrator provides for preparation and maintenance of accounting and financial data, coordination with third parties furnishing services to the Funds, state regulatory filings, and other management services. American Data Services also serves as Transfer Agent for the Funds. As discussed above, American Data Services is paid by the Adviser and not by the Trust.

                             PERFORMANCE INFORMATION

         Each Fund may periodically advertise "average annual total return." The "average annual total return" of a Fund refers to the average annual compounded rate of return over the stated period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions.

         Each Fund may also periodically advertise its total return over various periods in addition to the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. The "total return" for a Fund refers to the percentage change in the value of an account between the beginning and end of the stated period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.

         The Money Market Fund may periodically advertise its "yield" and "effective yield." The "yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

         The Funds may also include in advertisements data comparing performance with other mutual funds as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Lipper Analytical Services, Inc., Morningstar, Inc. or the Donoghue Organization, Inc.). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known indices of market performance including the Standard & Poor's (S&P) 500 Index or the Dow Jones Industrial Average. The Funds' Annual Report contains additional performance information. The Report is available upon request and without charge from the Funds' Transfer Agent.

         The advertised performance data of each Fund is based on historical performance and is not intended to indicate future performance. Yields and rates of total return quoted by a Fund may be higher or lower than past quotations, and there can be no assurance that any yield or rate of total return will be maintained. The principal value of an investment in the Equity Fund will fluctuate so that a shareholder's shares, when redeemed, may be worth more or less than the shareholder's original investment.

INVESTMENT ADVISER

Boberski & Company
One Westminster Place
Lake Forest, Illinois 60045

CUSTODIAN (ALL INITIAL AND SUBSEQUENT PURCHASES)

The Lake Forest Funds
c/o Firstar Bank, N.A.
P.O. Box 640244
Cincinnati, Ohio 45264-0244

TRANSFER AGENT (ALL REDEMPTION AND EXCHANGE REQUESTS AND SHAREHOLDER INQUIRIES)

American Data Services, Inc.
150 Motor Parkway #109
Hauppauge, New York 11788-5108
(800) 592-7722

AUDITORS

McCurdy & Associates CPA's, Inc.
27955 Clemens Road
Westlake, Ohio 44145

LEGAL COUNSEL

D'Ancona & Pflaum LLC
111 E. Wacker Drive, Suite 2800
Chicago, Illinois 60601-4205

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by either Fund. This Prospectus does not constitute an offer by either Fund to sell its shares in any state to any person to whom it is unlawful to make such offer in such state.

                              THE LAKE FOREST FUNDS
                        c/o American Data Services, Inc.
                             150 Motor Parkway #109
                         Hauppauge, New York 11788-5108
                                 (800) 592-7722

         [BACK COVER]

         Additional information about the Lake Forest Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected their performance during its last fiscal year.

         You can find more detailed information about the Lake Forest Funds in the Statement of Additional Information, dated July 1, 1999, which we have filed electronically with the Securities and Exchange Commission (SEC) and which are incorporated by reference into this Prospectus. To receive your free copy of a Statement of Additional Information, or any of the annual or semi-annual reports, or if you have questions about investing in the Funds, write to us at:

                              THE LAKE FOREST FUNDS
                        c/o American Data Services, Inc.
                             150 Motor Parkway #109
                         Hauppauge, New York 11788-5108


         Or call our toll-free number: (800) 592-7722

         Or visit our Web site at www.lakeforestfunds.com

         You can find reports and other information about the Funds on the SEC Web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Funds, including their Statements of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-800-SEC-0330.

Investment Company Act file number 811-8906

                                LAKE FOREST FUNDS


                       STATEMENT OF ADDITIONAL INFORMATION

                                  JULY 1, 1999


                          LAKE FOREST CORE EQUITY FUND
                          LAKE FOREST MONEY MARKET FUND

         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of The Lake Forest Funds dated July 1, 1999. The Funds' February 28, 1999 Annual Report accompanies this Statement of Additional Information. The financial statements appearing in the Annual Report are incorporated herein by reference. A copy of the Prospectus can be obtained by writing the Transfer Agent at P.O. Box 5536 Hauppauge, New York 11788-0132, or by calling 1-800-592-7722.


                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----

DESCRIPTION OF THE TRUST..........................................................................................2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS.............................................3

INVESTMENT LIMITATIONS............................................................................................8

THE MANAGEMENT AGREEMENT.........................................................................................10

TRUSTEES AND OFFICERS............................................................................................10

TRUSTEE COMPENSATION.............................................................................................11

PORTFOLIO TRANSACTIONS AND BROKERAGE.............................................................................12

DETERMINATION OF SHARE PRICE.....................................................................................13

INVESTMENT PERFORMANCE...........................................................................................13

CUSTODIAN........................................................................................................14

TRANSFER AGENT...................................................................................................14

ACCOUNTANTS......................................................................................................14

LEGAL COUNSEL....................................................................................................15

FINANCIAL STATEMENTS.............................................................................................15

DESCRIPTION OF THE TRUST

         The Lake Forest Funds (the "Trust") is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated November 23, 1994 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Shares of two series have been authorized, which shares constitute the interests in Lake Forest Core Equity Fund (the "Equity Fund") and Lake Forest Money Market Fund (the "Money Market Fund").

         Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

         Upon sixty days prior written notice to shareholders, a Fund may make redemption payments in whole or in part in securities or other property if the Trustees determine that existing conditions make cash payments undesirable. For other information concerning the purchase and redemption of shares of the Funds, see "How to Invest in Each Fund," "How to Redeem Shares" and "Exchange Privilege" in the Prospectus. For a description of the methods used to determine the share price and value of each Fund's assets, see "Share Price Calculation" in the Prospectus.

         As of June 9, 1999, the following persons owned five percent (5%) or more of the Equity Fund:





         As of June 9, 1999, the following persons owned five percent (5%) or more of the Money Market Fund:

         As of June 9, 1999, the officers, directors and members of the advisory board of the Trust owned ___% of the Core Equity Fund and ____% of the Money Market Fund.

         ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

         This section contains a more detailed discussion of some of the investments a Fund may make and some of the techniques it may use, as described in the Prospectus (see "Investment Objectives and Strategies" and "Investment Policies and Techniques and Risk Considerations").

         A. Mortgage-Related Securities. One form of U.S. government securities in which each Fund may invest is mortgage-related securities. Mortgage-related securities include securities representing interests in a pool of mortgages. These securities, including securities issued by FNMA, GNMA and FHLMC, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. The Funds will only invest in pools of mortgage loans assembled for sale to investors by agencies or instrumentalities of the U.S. government. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities.

         Other types of securities representing interests in a pool of mortgage loans are known as collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits (REMICs) and multi-class pass-throughs. CMOs and REMICs are debt instruments collateralized by pools of mortgage loans or other mortgage-backed securities. Multiclass pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on underlying collateral provide the funds to pay debt service on the CMO or REMIC or make scheduled distributions on the multi-class pass-through securities. The Funds will only invest in CMOs, REMICs and multi-class pass-through securities (collectively "CMOs" unless the context indicates otherwise) issued by agencies or instrumentalities of the U.S. government (such as FHLMC). Neither Fund will invest in "stripped" CMOs, which represent only the income portion or the principal portion of the CMO.

         CMOs are issued with a variety of classes or "tranches," which have different maturities and are often retired in sequence. One or more tranches of a CMO may have coupon rates, which reset periodically at a specified increment over an index such as the London Interbank Offered Rate ("LIBOR"). These "floating rate CMOs," typically are issued with lifetime "caps" on their coupon rate, which means that there is a ceiling beyond which the coupon rate may not be increased. The yield of some floating rate CMOs varies in excess of the change in the index, which would cause the value of such CMOs to fluctuate significantly once rates reach the cap.

         REMICs, which have elected to be treated as such under the Internal Revenue Code, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with other CMOs, the mortgages which collateralize the REMICs in which a Fund may invest include mortgages backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, a Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment). In addition, prepayments of such securities held by a Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-related securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by a Fund at lower rates of return. Investment in such securities could also subject the Funds to "maturity extension risk" which is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered a short or immediate-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

         B. Corporate Debt Securities. Corporate debt securities are long and short term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser intends to invest Equity Fund assets only in corporate debt securities rated A or higher by Standard & Poor's Corporation ("S&P") or Moody's Investors Services, Inc. ("Moody's"), or if unrated, determined by the Adviser to be of comparable quality. Debt securities rated A or higher are in the three highest ratings categories and generally have adequate to strong protection of principal and interest payments.

         C. Forward Commitments. Each Fund will direct its Custodian to place cash, U.S. government securities or other liquid high grade debt obligations in a separate account of the Trust in an amount equal to the commitments of the Fund to purchase securities as a result of its forward commitment agreement obligations. With respect to forward commitments to sell securities, the Fund will direct the Custodian to place the securities in a separate account. When a separate account is maintained in connection with forward commitment transactions to purchase securities, the securities deposited in the separate account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash, U.S. government securities or liquid high grade debt obligations will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase securities. To the extent funds are in a separate account, they will not be available for new investment or to meet redemptions.

                  Securities purchased on a forward commitment basis and the securities held in each Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve a higher level of income, the Fund remains substantially fully invested at the same time that it has purchased securities on a forward commitment basis, there will be a possibility that the market value of the Fund's assets will have greater fluctuation.

                  With respect to 75% of the total assets of each Fund, the value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the commitment to purchase such securities is made; provided, however, that this restriction does not apply to U.S. government securities or repurchase agreements with respect thereto. In addition, each Fund will maintain an asset coverage of 300% for all of its borrowings. Subject to the foregoing restrictions, there is no limit on the percentage of the Fund's total assets which may be committed to such purchases.

         D. Option Transactions. The Equity Fund may engage in option transactions involving individual securities and market indices. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indices. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Options on securities which the Fund sells (writes) will be covered or secured, which means that it will own the underlying security (for a call option); will segregate with the Custodian high quality liquid debt obligations equal to the option exercise price (for a put option); or (for an option on a stock index) will hold a portfolio of securities substantially replicating the movement of the index (or, to the extent it does not hold such a portfolio, will maintain a segregated account with the Custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). When the Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. government securities or to deposit liquid high quality debt obligations in a separate account with the Custodian.

         The purchase and writing of options involves certain risks. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a covered put option, it will receive a premium, but it will assume the risk of loss should the price of the underlying security fall below the exercise price. When the Fund writes a covered put option on a stock index, it will assume the risk that the price of the index will fall below the exercise price, in which case the Fund may be required to enter into a closing transaction at a loss. An analogous risk would apply if the Fund writes a call option on a stock index and the price of the index rises above the exercise price.

         E. Illiquid Securities. The portfolio of each Fund may contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements and time deposits maturing in more than seven days, options traded in the over-the-counter market, nonpublicly offered securities, CMOs for which there is no established market, restricted securities, and mortgage-related securities which cannot be disposed of within seven days in the usual course of business without taking a reduced price. The Adviser and the Trustees will continually monitor the secondary markets for mortgage-related securities and are responsible for making the determination of which securities are considered to be illiquid. Neither Fund will invest more than 5% of its net assets in illiquid securities.

         F. Loans of Portfolio Securities. Each Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Adviser in response to requests of broker-dealers or institutional investors which the Adviser deems qualified, the borrower must agree to maintain collateral with the Fund, in the form of cash or U.S. government securities, on a daily marked-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board of Trustees determines to be material. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral.

         G. Fixed-income Securities. Each Fund may invest in fixed-income securities. Fixed-income securities include corporate debt securities, U.S. government securities, mortgage-related securities, repurchase agreements and participation interests in such securities. The Money Market Fund will not invest in corporate debt securities, and the Equity Fund will only invest in corporate debt securities rated A or higher by S&P or Moody's.

                  Fixed-income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer-term securities and are less affected by changes in interest rates.

         H. Repurchase Agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., a Fund) acquires ownership of a U.S. Government security (which may be of any maturity) and the seller agrees to repurchase the security at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value ("counter-party credit risk"). However, both Funds intend to enter into repurchase agreements only with Firstar Bank, N.A. (the Trust's Custodian), other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser (subject to review by the Board of Trustees) to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which a Fund engages in repurchase transactions, and a Fund will not invest more than 5% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days. The Funds seek to avoid counter-party credit risk by purchasing their securities outright whenever possible.

         I. When-issued Securities and Forward Commitments. Each Fund may buy and sell securities on a when-issued or delayed delivery basis, with payment and delivery taking place at a future date. The price and interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may enter into such forward commitments if it holds, and maintains until the settlement date in a separate account at the Trust's Custodian, cash or U.S. government securities in an amount sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Any change in value could increase fluctuations in a Fund's share price and yield. Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to the settlement if the Adviser deems it appropriate to do so.

         J. Floating and Variable Rate Obligations. Each Fund may invest in floating and variable rate obligations. Floating rate obligations have an interest rate which is fixed to a specified interest rate, such as a bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate which is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations' market values.

                  A Fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations may carry demand features that permit a Fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon short notice at any time or prior to specific dates. The inability of the issuer or financial intermediary to repurchase an obligation on demand could affect the liquidity of the Fund's portfolio. Frequently, obligations with demand features are secured by letters of credit or comparable guarantees.

         K. Borrowing. A Fund may borrow money for temporary or emergency purposes in an amount not exceeding 33 1/3% of the value of the Fund's total assets (calculated after such borrowing). Borrowings other than from banks are limited to 5% of total assets (calculated before such borrowing).

         L. Other Investment Companies. Each Fund is permitted to invest in other investment companies at any time so long as such investment meets the requirements under the Investment Company Act of 1940. Currently, these are that such investment does not cause a Fund to (a) have more than 5% of the value of its total assets invested in any one such company, (b) have more than 10% of the Fund's total assets invested in such companies, or (c) own more than 3% of the total outstanding voting stock of any such company.

INVESTMENT LIMITATIONS

         Fundamental Investment Restrictions. The investment restrictions described below are fundamental and may not be changed without the affirmative vote of a majority of the outstanding shares of the applicable Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of any series) means the lesser of
(1) 67% or more of the outstanding shares of the Trust (or the applicable series) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or applicable series) are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Trust (or the applicable series).

         1. Borrowing Money. The Funds will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

         2. Senior Securities. The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and this Statement of Additional Information.

         3. Underwriting. The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

         4. Real Estate. The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies which are engaged in the real estate business or have a significant portion of their assets in real estate (including real estate investment trusts).

         5. Commodities. The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

         6.       Loans. The Funds will not make loans to other persons, except
(a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

         7. Concentration. Neither Fund will invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

         Non-Fundamental Investment Restrictions. The following policies have been adopted by the Trust with respect to each Fund and may be changed at any time by the Board of Trustees without shareholder approval.

         1. Pledging. A Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

         2. Borrowing. A Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

         3. Margin Purchases. A Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

         4. Short Sales. A Fund will not effect short sales of securities unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

         5. Options. A Fund will not purchase or sell puts, calls, options or straddles except as described in the Prospectus and this Statement of Additional Information.

         6. Illiquid Investments. A Fund will not invest more than 5% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

         Except for the limitations on borrowing set forth above, all percentage restrictions, whether fundamental or non-fundamental, apply as of the time of an investment without regard to any later fluctuations in the value of portfolio securities or other assets.

THE MANAGEMENT AGREEMENT

         Under the terms of the management agreement (the "Agreement"), the Adviser, Boberski & Company, One Westminster Place, Lake Forest, Illinois, manages the Funds' investments subject to approval of the Board of Trustees and pays all of the operating expenses of the Funds except brokerage, taxes, interest and extraordinary expenses. Although the Agreement states that the Funds are responsible for payment of expenses incurred in connection with the organization and initial registration of their shares, the Adviser has paid all of those expenses and has agreed not to seek reimbursement for such expenses. As compensation for its management services and agreement to pay the Funds' expenses, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the average daily net assets of the Equity Fund and 0.50% of the average daily net assets of the Money Market Fund. The Adviser may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Adviser to waive any fees in the future. Currently, the Adviser voluntarily waives the fees for the Money Market Fund over 0.125%. There is no agreement to continue this reduction for any particular period of time.

         During the years ended February 28, 1997, February 28, 1998 and February 28, 1999 the Core Equity Fund paid advisory fees of $16,291, $59,603, and _______ respectively. During the same periods, the Money Market Fund paid advisory fees of $2,671, $5,957, and _______ respectively.

         The Adviser retains the right to use the name "Lake Forest" in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "Lake Forest" automatically ceases thirty days after termination of the Agreement and may be withdrawn by the Adviser on thirty days written notice.

         The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Funds believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, the Adviser believes that there would be no material impact on the Funds or their shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Funds may purchase from time to time securities issued by banks which provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

The Trusts' Board of Directors has general supervisory responsibilities of the Lake Forest Funds and supervises the investment adviser's activities.

         The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

         NAME                                POSITION
         ----                                --------
         *Irving V. Boberski        President, Treasurer, Secretary and Trustee
          Robert E. Alfe                     Trustee
          Gary M. Patyk                      Trustee

         The ages as of April 15, 1999, the addresses and the principal occupations of the executive officers and Trustees of the Trust during the past five years are set forth below:

         Irving V. Boberski, Ph.D., 59, One Westminster Place, Lake Forest, Illinois, is the founder and president of Boberski & Company, the Fund's Investment Adviser, an investment counseling firm organized in 1966. He is also the founder and president of Boberski Capital Markets, Inc., a commodity trading adviser engaged in institutional hedging and arbitrage, that was organized in 1981. From 1964 to 1992 he was, successively: director, chairman of the management committee, president and CEO, and chairman of the board of directors of Avondale Federal Savings Bank. He has also served as a professional economist and adviser to a number of business organizations, industry trade groups, government agencies and philanthropic organizations.

         Robert E. Alfe, 59, 582 Oakwood Avenue, Lake Forest, Illinois, is an architect and builder, and the President of Alfe Development Corporation, a real estate development company.

         Gary M. Patyk, 59, 8225 W. Center St. Apt. #1, Milwaukee, Wisconsin 53222, has been a consultant with LA-Z-BOY Furniture Galleries since 1997. From 1995 to 1997, he was a consultant with Transworld Systems, Inc., an accounts receivable recovery firm, since 1995. Prior to 1995, he was a consultant with Trend Consulting, a general business consulting firm.

TRUSTEE COMPENSATION

         The compensation paid to the Trustees of the Trust during the last fiscal year is set forth in the following table:

---------------------------------------- -------------------- ------------------- ------------------ -----------------------

                                                                  Pension or
                                              Aggregate           Retirement      Estimated Annual     Total Compensation
                                         Compensation From     Benefits Accrued     Benefits Upon    From Trust (the Trust
                                               Trust*          As Part of Trust      Retirement        is not in a Fund
                 Name                                              Expenses                                Complex)*
---------------------------------------- -------------------- ------------------- ------------------ -----------------------
Robert E. Alfe                                    $1,000               0                   0                  $1,000
---------------------------------------- -------------------- ------------------- ------------------ -----------------------
Irving V. Boberski                                     0               0                   0                       0
---------------------------------------- -------------------- ------------------- ------------------ -----------------------

Philip M. Hackbarth**                             $1,000               0                   0                  $1,000
---------------------------------------- -------------------- ------------------- ------------------ -----------------------

Gary M. Patyk                                     $1,000               0                   0                   1,000
---------------------------------------- -------------------- ------------------- ------------------ -----------------------

*    Under the Management Agreement, the Adviser pays these fees.

**   Philip M. Hackbarth resigned as a Trustee as of February 1, 1999.

PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Trust's portfolio decisions and the placing of the Trust's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Trust, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

         The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Trust and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

         Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Trust effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Trust. Although research services and other information are useful to the Trust and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Trust under the Agreement.

         Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to market makers may include the spread between the bid and asked prices.

         To the extent that the Trust and another of the Adviser's clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection.

         During the fiscal year ended February 28, 1999, the Core Equity Fund paid brokerage commissions in the aggregate amount of $______. Since money market transactions are usually principal transactions with issuers or dealers, the Money Market Fund ordinarily pays no brokerage commissions. The Fund paid no commissions during the fiscal year ended February 28, 1999.

DETERMINATION OF SHARE PRICE

         The prices (net asset values) of the shares of each Fund are determined as of 4:00 p.m., New York Time (and the price of the Money Market Fund is also determined as of 12:00 p.m., New York Time) on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see "Share Price Calculation" in the Prospectus.

INVESTMENT PERFORMANCE

         The Core Equity Funds' total return for the fiscal years ended February 28, 1999, February 28, 1998, February 28, 1997 and February 29, 1996 was ________, 30.87%, 20.65% and 18.59%, respectively.

         The Money Market Fund's current and effective yields for the seven day period ended February 28, 1999 were ___% and _____%, respectively. The Money Market Fund's current and effective yields for the seven day period ended February 28, 1998 were 5.48% and 5.63%, respectively. The current and effective yields for the seven day period ended February 28, 1997 were 5.09% and 5.22%, respectively. The current and effective yields for the seven day period ended February 29, 1996 were 5.05% and 5.18%, respectively.

         "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return (over the one and five year periods and the period from initial public offering through the end of a Fund's most recent fiscal year) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                                    P(1+T)n=ERV
Where:            P        =        a hypothetical $1,000 initial investment
                  T                 =       average annual total return
                  n                 =       number of years
                  ERV               = ending redeemable value at the end of the
                                    applicable period of the hypothetical $1,000
                                    investment made at the beginning of the
                                    applicable period.

         The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

         Current yield for the Money Market Fund is computed by determining the net change in the value of a hypothetical pre-existing account with a balance of one share at the beginning of a seven calendar day period (the "Base Period") and dividing the net change by the value of the account at the beginning of the Base Period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. Effective yield is computed by compounding the base period return, according to the following formula: effective yield = [(base period return + 1) 365/7] - 1.

         A Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

         From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Funds may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the appropriate Fund or considered to be representative of the stock market in general. The Funds may use the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average.

         In addition, the performance of either Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc., Morningstar, Inc. or the IBC Financial Data, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the applicable Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

CUSTODIAN

         Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is Custodian of each Fund's investments. The Custodian acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect hereto, disburses funds at the Fund's request and maintains records in connection with its duties.

TRANSFER AGENT

         American Data Services, Inc., P.O. Box 5536, Hauppauge, New York 11788-0132, acts as each Fund's transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. In addition, American Data Services, Inc. provides each Fund with certain monthly reports, record-keeping and other management-related services.

ACCOUNTANTS

         The firm of McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Trust. McCurdy & Associates performs an annual audit of the Funds' financial statements and provides financial, tax and accounting consulting services as requested.

LEGAL COUNSEL

         The firm of D'Ancona & Pflaum, 111 E. Wacker Drive, Suite 2800, Chicago, Illinois 60601 acts as legal counsel to the Funds.

FINANCIAL STATEMENTS

         The Financial Statements are incorporated herein by reference to the Funds' Annual Report for the fiscal year ended February 28, 1999.

                              THE LAKE FOREST FUNDS

PART C.  OTHER INFORMATION



Item 23. EXHIBITS

                  (a) Conformed copy of the Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 2, File No. 33-87494.

                  (b) By-Laws, as amended, incorporated by reference to Post-Effective Amendment No. 2, File No. 33-87494.

                  (c)      Not Applicable.

                  (d) Investment Management Agreement, as amended July 1, 1997, incorporated by reference to Post-Effective Amendment No. 3, File No. 33-87494.

                  (e)      Not Applicable

                  (f)      Not Applicable

                  (g) Custodian Agreement, incorporated by reference to Post-Effective Amendment No. 2, File No. 33-87494.

                  (h) Administrative Agreement, incorporated by reference to Exhibit 5(c) to Post-Effective Amendment No. 2, File No. 33-87494.

                           Transfer Agency Agreement, incorporated by reference to Post-Effective Amendment No. 2, File No. 33-87494.

                  (i) Opinion and Consent of Counsel, to be filed with the 485(b) filing.

                  (j) Consent of McCurdy & Associates C.P.A.'s, Inc., to be filed with the 485(b) filing.

                           Report of McCurdy & Associates C.P.A.'s, Inc., to be filed with the 485(b) filing.

                  (k)      Financial Statements

                           Included in Part B:

                  (1) Statement of Assets and Liabilities for the Core Equity Fund as of February 28, 1999.

                  (2) Report of Independent Public Accountant, to be filed with the 485(b) filing.

                  (3) Statement of Assets and Liabilities for the Money Market Fund as of February 28, 1999, to be filed with the 485(b) filing.


                  (4) Statement of Operations for the Core Equity Fund for the period ended February 28, 1999, to be filed with the 485(b) filing.

                  (5) Statement of Operations for the Money Market Fund for the period ended February 28, 1999, to be filed with the 485(b) filing.


                  (6) Notes to Financial Statements, to be filed with the 485(b) filing.


                  (l) Letter from initial shareholder, incorporated by reference to Post-Effective Amendment No. 2, File No. 33-87494.

                  (m)      Not Applicable

                  (n) Schedule for Computation of Each Performance Quotation, incorporated by reference to Post-Effective Amendment No. 2, File No. 33-87494.

                  (o) Model Plan used in Establishment of IRA/SEP, incorporated by reference to Post-Effective Amendment No. 2, File No. 33-87494

                           Powers of Attorney, incorporated by reference to Post-Effective Amendment No. 2, File No. 33-87494.

Item 24. Persons Controlled by or Under Common Control with the Registrant

         None.

Item 25. Indemnification

         (a) Article VI of the Registrant's Declaration of Trust provides for indemnification of officers and Trustees as follows:

                           Section 6.4 Indemnification of Trustees, Officers,
                  etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

                           Section 6.5 Advances of Expenses. The Trust shall
                  advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code
                  Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

                           Section 6.6 Indemnification Not Exclusive, etc. The
                  right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

                  The Registrant may not pay for insurance which protects the Trustees and officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Ohio law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

     A. Boberski & Company (the "Adviser") is a registered investment adviser. It has engaged in no other business during the past three fiscal years of the Trust.

     B. The Directors and officers of the Adviser have had no other business connections during the past three years except that Irving V. Boberski is also President and a Director of Boberski Capital Markets, One Westminster Place, Lake Forest, Illinois 60045-1821.

Item 27.  Principal Underwriters

          None.

Item 28.  Location of Accounts and Records

          Accounts, books and other documents required to be maintained by
          Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at One Westminster Place, Lake Forest, Illinois 60045-1821 and/or by the Registrant's Custodian, Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202 or transfer and shareholder service agent, American Data Services, Inc., 150 Motor Parkway, Suite 109, Hauppauge, NY 11788-5108.

Item 29.  Management Services Not Discussed in Parts A or B

          None.

Item 30.  Undertakings

         The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on the 21 day of April, 1999.


                                        THE LAKE FOREST FUNDS


                                        By:  /s/ Sheldon R. Stein
                                            --------------------------
                                                 Sheldon R. Stein
                                                 Attorney-in-Fact


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Irving V. Boberski*           President, Chief Financial         April 21, 1999
-------------------           Officer and Trustee
Irving V. Boberski*


Robert E. Alfe*                       Trustee                    April 21, 1999
---------------
Robert E. Alfe*


Gary M. Patyk*                        Trustee                    April 21, 1999
--------------
Gary M. Patyk*



                           *By: /s/ Sheldon R. Stein
                                --------------------
                                 Sheldon R. Stein
                                 Attorney-in-Fact

*Sheldon R. Stein signs this document on behalf of the Registrant and the foregoing Officers and Trustees pursuant to the power of attorney filed as
Exhibit 17 to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N1-A.